Exhibit 99.1

XPO Logistics Releases Preliminary Results for Second Quarter 2017

GREENWICH, Conn. — July 17, 2017 — XPO Logistics, Inc. (NYSE: XPO) today announced the following preliminary expected financial results for the second quarter ended June 30, 2017.

Based on the information available as of July 17, 2017, we currently estimate that our financial results as of and for the three months ended June 30, 2017, will include:

•	Total revenue of $3.755 billion to $3.765 billion

•	Operating income of $183 million to $187 million

•	Organic revenue growth as compared to same period in 2016 of 7.0% to 7.9%

•	Cash flows from operating activities of $205 million to $215 million

•	Payments for purchases of property and equipment less proceeds from sale of assets of approximately $120 million

In addition, we estimate that we incurred depreciation and amortization expense of approximately $165 million, and we estimate that we incurred expenses related to transaction, integration and rebranding costs of approximately $20 million.

This information set forth above is preliminary and unaudited and reflects our estimated financial results as of and for the three months ended June 30, 2017. In preparing this information, management made a number of complex and subjective judgments and estimates about the appropriateness of certain reported amounts and disclosures. Our actual financial results for the second quarter of 2017 have not yet been finalized by management. These results are not a comprehensive statement of all financial results as of and for the three months ended June 30, 2017. We are required to consider all available information through the finalization of our financial statements and their possible impact on our financial condition and results of operations for the period, including the impact of such information on the complex judgments and estimates referred to above. As a result, subsequent information or events may lead to material differences between the information about the results of operations described herein and the results of operations described in our subsequent quarterly report. Accordingly, you should not place undue reliance on these preliminary financial results.

Total organic revenue is a non-GAAP financial measure as defined under the rules of the Securities and Exchange Commission (“SEC”). We believe that use of certain non-GAAP financial measures facilitates analysis of our ongoing business operations because they exclude items that may not be reflective of, or are unrelated to, XPO and its business segments’ core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses. These adjustments are consistent with how management views our businesses. Management uses non-GAAP financial measures in making financial, operating and planning decisions and evaluating XPO’s and each business segment’s ongoing performance. Accordingly, we believe that total organic revenue is an important measure because it excludes the impact of the following items: foreign currency exchange rate fluctuations, acquisitions and divestitures, and fuel surcharges. Specifically, our total organic revenue reflects adjustments to (i) exclude revenue from Con-way Truckload, which was sold in October 2016, (ii) exclude the estimated revenue attributable to fuel, and (iii) apply a constant foreign exchange rate to both periods (based on average rates during the monthly periods). As required by SEC rules, set forth below is a reconciliation of organic revenue to the most directly comparable measure under GAAP:

XPO Logistics, Inc.

Q2 2017 Organic Revenue Growth

(Unaudited)

(In millions)

	Low	High	Q2 2016
Total Revenue	$3,755.0	$3,765.0	$3,683.3
Con-way Truckload	—	—	(133.4)
Fuel	(333.5)	(333.5)	(296.5)
Foreign Exchange Rates	60.0	80.0

Total Organic Revenue	$3,481.5	$3,511.5	$3,253.4

Organic revenue growth	7.0%	7.9%

About XPO Logistics

XPO Logistics, Inc. (NYSE: XPO) is a top ten global logistics provider of cutting-edge supply chain solutions to the most successful companies in the world. The company operates as a highly integrated network of people, technology and physical assets in 34 countries, with over 89,000 employees and 1,431 locations. XPO uses its network to help more than 50,000 customers manage their goods more efficiently throughout their supply chains. The company has two reporting segments: transportation and logistics, and within these segments, its business is well diversified by geographies, verticals and types of service. XPO’s corporate headquarters is in Greenwich, Conn., USA, and its European headquarters is in Lyon, France. www.xpo.com

Forward-looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including our expected financial results for total revenue, operating income, organic revenue, cash flows from operating activities, payments for purchases of property and equipment less proceeds from sale of assets, depreciation and amortization expense and transaction, integration and rebranding costs. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the United States Securities and Exchange Commission and the following: economic conditions generally; competition and pricing pressures; our ability to align our investments in capital assets, including equipment, service centers and warehouses, to our customers’ demands; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; our ability to develop and implement suitable information technology systems; our substantial indebtedness; our ability to raise debt and equity capital; our ability to maintain positive relationships with our network of third-party transportation providers; our ability to attract and retain qualified drivers; litigation, including litigation related to alleged misclassification of independent contractors; labor matters, including our ability to manage our subcontractors, and risks associated with labor disputes at our customers and efforts by labor organizations to organize our employees; risks associated with our self-insured claims; risks associated with defined benefit plans for our current and former employees; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; our ability to execute our growth strategy through acquisitions; fuel price and fuel surcharge changes; issues related to our intellectual property rights; governmental regulation, including trade compliance laws; and governmental or political actions, including the United Kingdom’s likely exit from the European Union. All forward-looking statements set forth in this press release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this press release speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

Investor Contact:

XPO Logistics, Inc.

Tavio Headley, +1-203-930-1602

tavio.headley@xpo.com

Media Contact:

XPO Logistics, Inc.

Erin Kurtz, +1-203-489-1586

erin.kurtz@xpo.com